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                                                                   EXHIBIT 10.29




                     BERKSHIRE FUND IV, LIMITED PARTNERSHIP
                      BERKSHIRE FUND V, LIMITED PARTNERSHIP
                          ONE BOSTON PLACE, SUITE 3300
                                BOSTON, MA 02108


                                                     March 22, 2002


The Holmes Group, Inc.
233 Fortune Boulevard
Milford, MA  01757
Attn:  Peter Martin, President

         Re:      Fees for Berkshire Guaranty

Dear Mr. Martin:

         As you know, The Holmes Group, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") are today preparing to enter into a Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Limited Waiver (the "Fifth Amendment"), for the purpose of amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 5, 1999 (as previously amended, including by a Fourth Amendment and Limited Waiver dated as of May 7, 2001 (the "Fourth Amendment"), and as further amended by the Fifth Amendment, the "Credit Agreement"), by and among the Borrowers and certain Banks and Agents specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         The Fourth Amendment, INTER ALIA, established a new Total Revolving B Commitment of $40,000,000 for the benefit of the Borrowers, and, as a condition precedent to the effectiveness of the Total Revolving B Commitment, the Revolving B Banks required that Berkshire Fund IV, Limited Partnership ("Berkshire IV") and Berkshire Fund V, Limited Partnership ("Berkshire V", and together with Berkshire IV, "Berkshire") execute and deliver a Guaranty dated May 7, 2001 (the "Guaranty") for the ratable benefit of the Revolving B Banks, which provides that each of Berkshire IV and Berkshire V, under certain specified circumstances, will guaranty the payment by the Borrowers when due (whether at maturity, by acceleration or otherwise) of a maximum of $21,750,000 of principal and interest indebtedness owing under outstanding Revolving Credit B Loans made to the Borrowers.

         The Fifth Amendment, inter alia, extends the Revolving Credit Loan B Maturity Date from July 1, 2002 to July 1, 2004 and provides that a portion of the Revolving Credit B Loans shall become Subdebt Funding Loans. The Revolving B Banks have requested, in conjunction with the Fifth Amendment, that Berkshire amend the Guaranty (the "Guaranty Amendment") to, among other things, agree to the extension of the Revolving Credit Loan B Maturity Date.


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         In order to preserve and enhance its existing investment as the majority stockholder in the Company, Berkshire is prepared to execute and deliver the Guaranty Amendment and consent to the extension of the Revolving Credit Loan B Maturity Date and thereby continue the Guaranty in effect, subject to reaching an understanding with the Company and each of the subsidiaries of the Company which is a Domestic Subsidiary (together, the "Holmes Obligors") regarding the fees to be received by Berkshire in consideration of its willingness to continue the Guaranty, as amended by the Guaranty Amendment, as well as the reimbursement to Berkshire of all amounts which may be required to be paid pursuant to the Guaranty, as so amended. The purpose of this letter is to set forth our mutual agreement with respect to those understandings.

         Specifically, Berkshire requests that each of the Holmes Obligors expresses its agreement with Berkshire as follows:

1. Upon the execution of the Fifth Amendment by the Holmes Obligors and the Guaranty Amendment by Berkshire, the Holmes Obligors will become obligated to pay to Berkshire, so long as both (x) the Guaranty, as amended, is in effect and (y) the Revolving B Commitment is in effect or any Revolving Credit B Loans are outstanding, a "Guaranty Fee" equal
         (i) to an amount calculated at the rate of 2.25% per annum of (A) the amount of the Revolving B Commitment as in effect from time to time (or if the Revolving B Commitment is terminated, the average daily amount of the Revolving B Loans as are outstanding from time to time) minus
         (B) the average daily amount of the Subdebt Funding Loans as are outstanding from time to time, such amount to be compounded annually on each anniversary date of this Letter Agreement until paid, plus (ii) an amount calculated at the rate of 20% per annum on the average daily amount of the Subdebt Funding Loans outstanding from time to time during each one year period from the date of this Letter Agreement, such amount to be compounded annually on each anniversary date of this Letter Agreement until paid.

2. Pursuant to a letter agreement dated May 7, 2001, the Holmes Obligors and Berkshire entered into a fee agreement with respect to the issuance of the Guaranty pursuant to the Fourth Amendment (the "Original Fee Agreement"). Berkshire and the Holmes' Obligors hereby agree that the provisions of Sections 2 and 3 of the Original Fee Agreement are hereby terminated and are of no further force and effect. Except as so amended, the Original Fee Agreement remains in full force and effect.

3. The parties hereto acknowledge that no cash payment of any Guaranty Fee provided for hereunder will be permitted to be made by the Holmes Obligors while any Obligations of the Borrowers or Commitments of the Banks remain outstanding under the Credit Agreement, without the prior written consent of the requisite Banks. The Holmes Obligors acknowledge that Berkshire shall be entitled to request at any future time that the Banks grant such requisite consent to the cash payment of the Guaranty Fees, or any portion thereof, and if such consent is granted, the Holmes Obligors agree to remit all such earned fee payments to Berkshire within twenty (20) days of Berkshire's demand therefor.


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4.       In the event that Berkshire is required to make any payment under the
         Guaranty, as amended by the Guaranty Amendment (each a "Guaranty Payment"), the Holmes Obligors hereby acknowledge and agree that, in collecting upon any Guaranty Payment made by Berkshire, including accrued interest thereon, Berkshire shall be subrogated (or alternatively may succeed by assignment) to the rights of the Revolving B Banks or any Agent on behalf thereof (including without limitation with respect to all rights of the Revolving B Banks and any Agent relating to the Collateral) to the fullest extent permitted or provided for under the Guaranty, the Credit Agreement or any other agreement with the Banks and/or any Agent, or under applicable law.

5. The Holmes Obligors shall be responsible and obligated to promptly reimburse Berkshire for all out-of-pocket costs and expenses (including without limitation all reasonable legal fees and expenses) incurred by Berkshire in connection with its negotiation, execution and delivery of the Guaranty Amendment and its performance thereunder, as well as in connection with the assistance provided by Berkshire to the Borrowers with respect to the negotiation, execution and delivery of the Fifth Amendment and related documents.

         If the Holmes Obligors are in agreement with the foregoing terms and conditions, please so indicate by executing and returning to Berkshire the enclosed counterpart of this letter. Upon such execution, this letter will become a binding agreement between the parties hereto, enforceable under the laws of The Commonwealth of Massachusetts as a document under seal.

                                        Very truly yours,

                                        BERKSHIRE FUND IV, LIMITED PARTNERSHIP

                                        By: Fourth Berkshire Associates LLC,
                                            its General Partner


                                        By: /s/ Randy Peeler
                                            ------------------------------------
                                             Managing Member


                                        BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                        By: Fifth Berkshire Associates LLC,
                                            its General Partner


                                        By: /s/ Randy Peeler
                                            ------------------------------------
                                             Managing Member

HOLMES OBLIGORS:

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The foregoing terms and conditions are accepted and agreed to as of the date of this letter.

THE HOLMES GROUP, INC.


By: /s/ Peter J. Martin
    -------------------------------


THE RIVAL COMPANY


By: /s/ Peter J. Martin
    -------------------------------



HOLMES MANUFACTURING CORP.


By: /s/ Peter J. Martin
    -------------------------------



HOLMES AIR (TAIWAN) CORP.


By: /s/ Peter J. Martin
    -------------------------------



HOLMES MOTOR CORPORATION


By: /s/ Peter J. Martin
    -------------------------------



RIVAL CONSUMER SALES CORPORATION


By: /s/ Peter J. Martin
    -------------------------------



ACKNOWLEDGEMENT AND CONSENT:

The undersigned, being Foreign Subsidiaries and Borrowers under the Credit Agreement more particularly referred to in this letter agreement by and among Berkshire and the Holmes Obligors, hereby join in this letter agreement for the limited purpose of acknowledging and agreeing to the terms of paragraph 5 set forth

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above with respect to the rights of Berkshire following any Guaranty
Payment.

HOLMES PRODUCTS (FAR EAST) LIMITED


By: /s/ Peter J. Martin
    -------------------------------



ESTEEM INDUSTRIES LIMITED



By: /s/ Peter J. Martin
    -------------------------------



RAIDER MOTOR CORPORATION



By: /s/ Peter J. Martin
    -------------------------------



BIONAIRE INTERNATIONAL B.V.



By: /s/ Peter J. Martin
    -------------------------------



HOLMES PRODUCTS (EUROPE) LIMITED



By: /s/ Peter J. Martin
    -------------------------------



PATTON ELECTRIC (HONG KONG) LTD.



By: /s/ Peter J. Martin
    -------------------------------



THE HOLMES GROUP OF CANADA LTD.



By: /s/ Peter J. Martin
    -------------------------------


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